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Exhibit 10.1(i)

PHARMACOPEIA, INC.
1994 INCENTIVE STOCK PLAN

Amendment No. 9

        Pursuant to the power reserved to it in Section 14 of the Pharmacopeia, Inc. 1994 Incentive Stock Plan, as amended (the "Plan"), the Board of Directors of Pharmacopeia, Inc. hereby amends the Plan as follows:

  1.
  The first two sentences of Section 3(a) are hereby amended and restated to read as follows:

            "Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of shares under the Plan is 5,700,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock."

  2.
  Clause (i) of Section 4(b) is hereby amended and restated to read as follows:

            "(i) to grant Incentive Stock Options, Nonstatutory Stock Options or Stock Purchase Rights, provided that, after March 31, 2002, the Plan Administrator shall not be permitted to issue Stock Purchase Rights for more than 50,000 shares of Common Stock;"

  3.
  Clause (vi) of Section 4(b) is hereby amended and restated to read as follows:

            "(vi) to determine the terms and provisions of each Option and Stock Purchase Right granted (which need not be identical) and, with the consent of the holder thereof, modify or amend any provisions of any Option or Stock Purchase Rights, so long as no previously granted Option is repriced, replaced or regranted through cancellation, or by lowering the option exercise price of a previously granted award;"

  4.
  Paragraph 1 of this Amendment No. 9 to the Plan shall be effective only after approval of a majority of Pharmacopeia's stockholders as set forth in Section 14. Paragraphs 2 and 3 of this Amendment No. 9 shall be effective only after approval of paragraph 1 of this Amendment No. 9 by a majority of Pharmacopeia's stockholders as set forth in Section 14 of the Plan.

        To record the adoption of this Amendment No. 9, Pharmacopeia has caused its authorized officers to affix its corporation name and seal as of this 2nd day of April, 2002.

CORPORATE SEAL		PHARMACOPEIA, INC.

Attest:	/s/ MICHAEL G. LENAHAN	By:	/s/ JOSEPH A. MOLLICA, PH.D.

	Michael G. Lenahan, Secretary		Joseph A. Mollica, Ph.D. Chairman of the Board, President and Chief Executive Officer

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PHARMACOPEIA, INC. 1994 INCENTIVE STOCK PLAN Amendment No. 9